SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No.__)

Check the appropriate box:

X    Preliminary Information Statement

_    Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

_    Definitive Information Statement

                             ROAMING MESSENGER, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

X    No fee required.

__   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1)     Title of each class of securities to which transaction applies:

       (2)     Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)     Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:


__   Fee paid previously with preliminary materials.

__ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                             ROAMING MESSENGER, INC.
                           6144 CALLE REAL SUITE, 200
                         SANTA BARBARA, CALIFORNIA 93117

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                                  July 21, 2003

To The Shareholders of Roaming Messenger, Inc.

         Jonathan Lei, Louie Ucciferri, and Tom Djokovich (collectively, the "Majority Shareholders"), are the holders of a total of 100,140,025 shares or approximately 68.8% of the total issued and outstanding stock of Roaming Messenger, Inc., a Nevada corporation (the "Company"). The Majority Shareholders intend to adopt the following resolutions by written consent in lieu of a meeting pursuant to the General Corporation Law of the State of Nevada.

1. Ratify the adoption of the 2003 Stock Option Plan for Roaming Messenger, Inc.




                             Jonathan Lei, Secretary

                                   -----------

             WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.

                                   -----------

                             ROAMING MESSENGER, INC.
                            6144 Calle Real Suite 200
                         Santa Barbara, California 93117

                                  JULY 21, 2003

                               SHAREHOLDERS ACTION

         The Majority Shareholders will submit their consents to the shareholder resolutions described in this Information Statement on or about August 6, 2003, to be effective as of August 25, 2003. As of July 21, 2003, the Majority Shareholders held of record 100,140,025 shares of the Company's common stock, par value $0.001 per share, or approximately 68.8% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by several hundred other shareholders.

     The Majority Shareholders consist of Jonathan Lei, the President, Chief Financial Officer, Secretary, and Chairman of the Board of Directors of the Company, Louie Ucciferri, a director of the Company, and Tom Djokovich, a director of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS."

         Holders of the common stock of record as of July 21, 2003 are entitled to submit their consent to the shareholder resolutions described in this Information Statement, although no shareholder consents other than that of the Majority Shareholders are required to be submitted in order for the resolution to be adopted. The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholders will consent to all of the shareholder resolutions described in this Information Statement. Other shareholders who desire to submit their consents must do so by August 25, 2003, and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding common stock of the Company is required to adopt the resolutions described in this Information Statement. California law does not require that the proposed transaction be approved by a majority of the disinterested shareholders. A total of 145,640,271 shares of common stock will be entitled to vote on the Company's proposed transactions described in this Information Statement.

                         THE COMPANY AND THE TRANSACTION

         The Company has its executive offices at 6144 Calle Real Suite 200, Santa Barbara, California 93117, and its telephone number is (805) 683-7626. As described in the accompanying NOTICE OF ACTION TO BE TAKEN BY THE SHAREHOLDERS, the Company proposes to ratify the adoption of the 2003 Stock Option Plan for Roaming Messenger, Inc. (the "Plan").

         The Board of Directors of the Company voted unanimously to adopt the 2003 Stock Option Plan for Roaming Messenger, Inc. The Board of Directors believes that the adoption of the Plan and option grants it made under the Plan were critical to attracting, retaining, and motivating employees and other eligible persons of the Company. The Plan replaces and supercedes that certain 1999 stock option plan (the "W9 Plan") of Warp 9, Inc. ("W9"), a Delaware corporation and wholly owned subsidiary of the Company. The W9 Plan has been terminated. The option grants made under the Plan replace option grants recently cancelled which were previously made to officers, directors, and employees of the Company and W9 under the W9 Plan. The Plan and the option grants were approved by disinterested members of the Board as well as by the entire Board.

         The following table sets forth information with respect to stock options to officers and directors of the Company granted pursuant to the Plan through July 21, 2003.

                                                        Number of Options     Exercise
           Name                       Title                 Granted(1)          Price       Expiration Date
---------------------------------------------------------------------------------------------------------------
Brian Fox(2)                Chief Technology Officer        5,987,500           $0.08    Four  years from date

All current Executive                                       5,987,500           $0.08    Four  years from date

All current Directors who                                      -0-

All Employees as a Group                                    2,406,500           $0.08    Four  years from date
   (not including                                                                        of vesting
   Executive Officers and
   Directors)
-----------

(1)      All stock options were granted effective July 15, 2003.

(2) Mr. Fox's stock options vest pursuant to the following vesting schedule: 3,367,969 on July 15, 2003, then 1/21 per month until all stock options have vested. Does not include 5,987,500 additional options to purchase 5,987,500 shares of the Company's common stock from Jonathan Lei, the President, Chief Financial Officer, Secretary, and Chairman of the Company, for a purchase price of $0.08 per share (the "Lei Options"), of which 4,490,625 are vested. The remaining Lei Options vest monthly in equal increments over the next nine months.

DESCRIPTION OF THE PLAN

         Below is a summary of the principal provisions of the Plan. The summary is not necessarily complete, and reference is made to the full text of the Plan attached as an Exhibit to this Information Statement. Capitalized terms used, but not defined herein, have the same meaning as set forth in the Plan.

         GENERAL. The Plan provides for the grant of stock options to directors, officers, employees, consultants, and advisors of the Company. The Plan is administered by a committee consisting of members of the Board of Directors (the "Stock Option Committee").

         SHARES SUBJECT TO THE PLAN. The Plan provides for a total of 25,000,000 shares of common stock to be reserved for issuance subject to options. As of the date of this Information Statement, the Board had approved the grant of 8,393,750 options to purchase 8,393,750 shares of common stock at an exercise price of $0.08 per share, subject to shareholder ratification.

         ANTI-DILUTION PROTECTION. Proportionate adjustments will be made to the number of shares of common stock subject to the Plan in the event of any change in the capitalization of the Company affecting its common stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification). The Board or the Stock Option Committee, subject to Board approval, may also provide additional anti-dilution protection to a participant under the terms of such participant's option agreement or otherwise. Shares of common stock subject to option grants that are canceled, terminated, or forfeited will again be available for issuance under the Plan.

         ADMINISTRATION OF THE PLAN. The Stock Option Committee administers the Plan and has the authority to modify an existing option, interpret the Plan, adopt rules and procedures relating to the administration of the Plan, and make such modifications to the Plan as are necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of participants and the Plan.

         STOCK OPTIONS, RESTRICTED STOCK, AND STOCK APPRECIATION RIGHTS. From time to time, the Stock Option Committee will recommend to the Board individuals that the Stock Option Committee believes should receive options, the amount of shares of common stock the Stock Option Committee believes should be subject to such option, and whether the option should be a qualified or nonqualified option. The Board will consider, but need not accept, the Stock Option Committee's grant recommendations.

         The Board may grant nonqualified stock option or incentive stock options to purchase shares of common stock. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a nonstatutory stock option. Moreover, to the extent that options designated as incentive stock options become exercisable by a participant for the first time during any calendar year for stock having a fair market value greater than $100,000, the portions of such options that exceed such amount will be treated as nonstatutory stock options. The Plan does not provide for stock appreciation rights.

         The Stock Option Committee, subject to approval by the Board, will determine the number and exercise price of options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of the common stock on the date of grant. The term of an option will also be determined by the Stock Option Committee, subject to approval by the Board, provided that the term of a stock option may not exceed ten years from the date of grant, or five years in the case of a stock option granted to a 10% shareholder, and that at least 20% of the shares of common stock subject to each grant of options must become exercisable on each anniversary date of the date of grant. The Plan provides that each grant of options will vest in accordance with the applicable option agreement. The option exercise price may be paid in cash, by check or in such other form of lawful consideration (including promissory notes or shares of common stock then held by the participant).

         CHANGE OF CONTROL. The Plan provides that in the event of a sale by the Company of all or substantially all of its assets, a merger of the Company with another company, the sale or issuance of more than 50% of the total issued and outstanding voting stock of the Company to another party or parties in a single transaction or in a series of related transactions, resulting in a change of control of the Company, or a similar business combination or extraordinary transaction involving the Company, all outstanding options granted to any officer, director, or employee of or key consultant to the Company which have not vested will accelerate to a date at least ten (10) business days prior to the closing date of such sale or similar business combination or extraordinary transaction. The exercise of options the vesting of which has accelerated accordingly will not be effective until the closing date of an above-referenced extraordinary transaction or business combination. Such vested options will terminate on the date of the closing of the event causing the vesting of the options to accelerate. The vesting of the options is conditioned upon the closing of the transaction that causes the vesting of the options to accelerate. If said transaction does not close within 30 days from the acceleration date, then the vesting of the accelerated options will not be effective, and the options will revert to their original vesting schedule, subject to acceleration again in accordance with the Plan if another extraordinary transaction or business combination is proposed and closes.

         TERMINATION OF EMPLOYMENT. If a participant becomes disabled, all vested options may be exercised at any time within one year after the date on which the participant's services terminated, but in any event no later than the option expiration date. If a participant is terminated, his options will expire and cease to be exercisable 90 days from the date on which the participant's service terminated. If a participant dies, his options will expire and cease to be exercisable 90 days after the death of the participant. The termination of employment of a participant by death, disability or otherwise will not accelerate or otherwise affect the number of shares with respect to which an option may be exercised, and the option may only be exercised with respect to that number of shares which could have been purchased under the option had the option been exercised by the participant on the date of such termination.

         TRANSFERABILITY. During the lifetime of the participant, options will be exercisable only by the participant or the participant's guardian or legal representative. No stock option may be assigned or transferred by the participant, except by will or by the laws of descent and distribution.

         STOCKHOLDER RATIFICATION. The Plan must be approved by the stockholders of the Company within twelve months after the date of its adoption by the Board. Options granted prior to stockholder ratification may become exercisable no earlier than the date of stockholder ratification of the Plan. Options granted to executive officers that are designated as performance based under Section 162(m) of the Code must be contingent on stockholder ratification of the material terms of the Plan to the extent required under Section 162(m) of the Code.

         AMENDMENTS TO THE PLAN. The Board may amend or discontinue the Plan at any time subject to certain restrictions set forth in the Plan. No amendment or discontinuance may adversely affect any previously granted option award without the consent of the recipient.

         FEDERAL INCOME TAX CONSEQUENCES. The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, state, local and foreign income tax consequences may be applicable to transactions involving options. The following description does not address specific tax consequences applicable to an individual participant who receives an option and does not address special rules that may be applicable to directors and officers.

         Under existing federal income tax provisions, a participant who receives options will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, upon the grant of an option.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the employee generally will realize ordinary income (compensation) measured by the difference between the aggregate purchase price of the common stock as to which the option is exercised and the aggregate fair market value of the common stock on the exercise date. The Company generally will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income. Any taxable income recognized in connection with a non-qualified stock option exercised by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The basis for determining gain or loss upon a subsequent disposition of common stock acquired upon the exercise of a non-qualified stock option will be the purchase price paid to the Company for the common stock increased by an amount included in the optionee's taxable income resulting from the exercise of such option. The holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally begins on the date on which the optionee acquires the common stock.

         An employee generally will not recognize any income upon the exercise of an incentive stock option, but the exercise may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided that the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the "Required Holding Periods"). An employee disposing of such shares before the expiration of the Required Holding Periods will recognize ordinary income equal to the lesser of (i) the difference between the option price and the fair market value of the stock on the date of exercise, or
(ii) the total amount of gain realized. The remaining gain or loss is generally treated as short term or long-term gain or loss depending on how long the shares are held. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares of common stock received upon exercise before the expiration of the Required Holding Periods.

         The Company and the Majority Shareholders need not comply with any federal or state regulatory requirements in connection with ratifying the Plan.

         Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-KSB annual reports and its Form 10-QSB quarterly reports. Copies of the Company's Form 10-KSB for its fiscal year ending June 30, 2002, and its quarterly report on the Form 10-QSB for the quarter ending March 31, 2003, and its recent Report on Form 8-K, dated May 15, 2003, are available upon request to: Jonathan Lei, Secretary, Roaming Messenger, Inc. 6144 Calle Real Suite 200, Santa Barbara, California 93117.

   SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of July 21, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group. Except as otherwise listed below, the address of each person is c/o Roaming Messenger, Inc., 6144 Calle Real Suite 200, Santa Barbara, California 93117.

                                                     Number of Shares Beneficially         Percentage
Name, Title, and Address                                       Owned(1)                    Ownership(2)
--------------------------------------------------------------------------------------------------------------
Jonathan Lei
President, Chief Financial Officer,
Secretary, and Chairman.....................                96,087,525 (2)                   65.98%

Louie Ucciferri.............................                 3,750,000                        2.57%

Tom Djokovich...............................                   302,500                         .21%

All current Executive Officers as a Group...                96,087,525                       65.98%

All current Directors who are not Executive
   Officers as a Group......................                 4,052,500                        2.78%
-----------

(1) Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options, and is calculated as of July 21, 2003.

(2) Includes 5,987,500 shares of common stock which Mr. Lei has set aside in the event Brian Fox, the Chief Technology Officer of the Company, exercises his option to purchase such shares for a purchase price of $0.08 per share (the "Lei Options"). As of July 21, 2003, 4,490,625 Lei Options are vested. The remaining Lei Options vest monthly in equal increments over the next nine months.

                                   MANAGEMENT

         The following table lists the names and ages of the executive officers and directors of the Company. The directors were appointed on April 19, 2003 and will continue to serve until the next annual shareholders meeting or until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

Name                                   Age      Position With the Company
----                                   ---      -------------------------

Jonathan Lei....................       30       President, Chief Financial
                                                Officer, Secretary, and Chairman

Brian Fox.......................       43       Chief Technology Officer

Louie Ucciferri.................       42       Director

Tom Djokovich (1)...............       46       Director

-----------

(1)      Member of Audit Committee.

         Jonathan Lei has been the President, Chief Executive Officer, Chief Financial Officer, and Secretary of the Company since April 2003. Mr. Lei received a Bachelor Degree in Electrical and Computer Engineering from the University of California, Santa Barbara ("UCSB") in 1995 and a Master of Science Degree in Electrical and Computer Engineering from UCSB in 1996. While at UCSB, he studied and worked in the field of computer aided design and development of VLSI and ASIC silicon chips. Mr. Lei was employed by Lockheed Martin in 1993 where he built data acquisition systems for spacecraft testing. In 1995, he worked for Intel Corporation where he developed the Triton II Pentium PCI chipset. From 1995 to 1996, Mr. Lei worked for RC Electronics where he designed PCI based data acquisition systems. Mr. Lei founded Warp 9, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Warp"), in 1996 and in 1998, he negotiated a transaction to sell Warp's consumer ISP division, Sbnet, to MindSpring Enterprises. During that same period, Mr. Lei co-developed Warp's e-commerce products. He is the visionary behind the patent pending eCapsule technology and Warp's mobile data direction. Mr. Lei was an officer and is a lifetime member of Tau Beta Pi, a national engineering honor society.

         Brian Fox has been the Chief Technology Officer of the Company since April 2003. From 1985 to 1988, Mr. Fox worked for the Massachusetts Institute of Technology as a research software engineer. From 1988 to 1990, he worked at the University of California at Santa Barbara as a research software engineer. From 1998 to 2000, Mr. Fox served as the co-founder and Chief Technology Officer of Supply Solution, Inc., a venture capital backed privately held company engaged in the business of automotive supply chain management. At Supply Solution, Inc., Mr. Fox developed the company's flagship product, iSupply, a web based software for vendor managed inventory tracking. In 1995, prior to co-founding Supply Solution, Inc. he founded Universal Access, Inc., where he developed the programming language Meta-HTML. Mr. Fox was the second employee at the Free Software Foundation (Project GNU). Mr. Fox is the author of BASH, the UNIX shell, which is widely utilized in modern versions of UNIX.

         Louie Ucciferri is the founder and President of Westlake Financial Architects, an investment-banking firm formed in 1995 to provide financial and investment advisory services to early stage companies. He has raised investment capital for both private and public companies and has created liquidity for investors in the form of public offerings. Since November 1998, he has also served as President of Camden Financial Services, a NASD registered broker dealer that serves as the dealer manager for a real estate company that has raised in excess of $150 million in equity capital for the acquisition of commercial office properties in southern California and Arizona.

         Tom Djokovich was the founder and served from 1995 to 2002 as the Chief Executive Officer of Accesspoint Corporation, a vertically integrated provider of electronic transaction processing and e-business solutions for merchants (OTCBB:ASAP.OB). Under Mr. Djokovich's guidance, Accesspoint became a member of the Visa/MasterCard association, the national check processing association NACHA, and developed one of the payment industry's most diverse set of network based transaction processing, business management and CRM systems for both Internet and conventional points of sale. During his tenure, Accesspoint became an early adopter of WAP based e-commerce capabilities and the industry's first certified Level 1 Internet payment processing engine. In his last year as executive manager, Accesspoint grew its processing revenues by over 800% and overall revenues by nearly 300%. Prior to Accesspoint, Mr. Djokovich founded TMD Construction and Development where he developed an early business-to-business ordering system for the construction industry.

         Under the Nevada General Corporation Law and the Company's Articles of Incorporation, as amended, the Company's directors will have no personal liability to the Company or its stockholders for monetary damages incurred as the result of the breach or alleged breach by a director of his "duty of care". This provision does not apply to the directors' (i) acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) approval of any transaction from which a director derives an improper personal benefit, (iv) acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders, (v) acts or omissions that constituted an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders, or
(vi) approval of an unlawful dividend, distribution, stock repurchase or redemption. This provision would generally absolve directors of personal liability for negligence in the performance of duties, including gross negligence.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

BOARD COMMITTEES

         The Board of Directors has appointed an Audit Committee. As of July 21, 2003, the sole member of the Audit Committee is Tom Djokovich. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication, and to review the work of, and approve non-audit services preformed by, such independent accountants. The Audit Committee will make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee will also review the effectiveness of the financial and accounting functions and the organization, operations and management of the Company. The Audit Committee was formed on April 19, 2003. As of July 21, 2003, the Company has not yet appointed a Compensation Committee.

         Auditor Independence

         General. Rose Snyder & Jacobs, CPAs ("RSJ") is the Company's principal auditing accountant firm. RSJ has also provided other non-audit services to the Company. The Audit Committee of the Company's Board of Directors has considered whether the provisions of non-audit services is compatible with maintaining RSJ's independence.

         Audit Fees. RSJ billed the Company $20,000 for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended June 30, 2002, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended September 30, 2002, December 31, 2002, and March 31, 2003.

         All Other Fees. RSJ billed the Company $3,000 for other services for the fiscal year ended June 30, 2002.

         Report of the Audit Committee

         The Company's Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2002 with senior management. The Audit Committee has discussed with RSJ, the Company's independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61 (communication with Audit Committees). The Audit
Committee has also received the written disclosures and the letter from RSJ required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed with RSJ the independence of RSJ as auditors of the Company. Based on the foregoing, the Company's Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the United States Securities and Exchange Commission. The Company's Audit Committee did not submit a formal report regarding its findings.

                                  Tom Djokovich

         The Company's Audit Committee is comprised of one member, Tom Djokovich, who is an independent director. Mr. Djokovich is independent because he is not employed by the Company, does not participate in the day-to-day management of the Company, and does not receive a salary or other employment benefits from the Company.

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the United States Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this report in future filings with the Securities and Exchange Commission, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table and notes set forth the annual cash compensation paid to Jonathan Lei, Chairman of the Board and President of the Company during the fiscal years ended June 30, 2003, 2002, 2001, and 2000, respectively. No other executive officer received compensation in excess of $100,000 in any such year.

                                                                                            Long-Term
                                                                                           Compensation
                                                 Annual Compensation                          Awards
                                                 -------------------                          ------
                                                                                            Securities
                                      Fiscal                             Other Annual       Underlying         All Other
Name and Principal Position            Year      Salary       Bonus      Compensation         Options          Compensation
---------------------------            ----      ------       -----      ------------         -------          ------------

Jonathan Lei.....................      2003      $138,000     - 0 -       - 0 -               -0-               - 0 -
President, Chief Financial
                                       2002      $138,000     - 0 -       - 0 -                                 - 0 -
                                       2001      $138,000     - 0 -       - 0 -                                 - 0 -
                                       2000      $138,000     - 0 -       - 0 -                                 - 0 -

Brian Fox........................      2003   $145,000(1)     - 0 -       - 0 -           5,987,500(2)          - 0 -
Chief Technology Officer
                                       2002      $145,000     - 0 -       - 0 -                                 - 0 -
                                       2001      $145,000     - 0 -       - 0 -                                 - 0 -
-----------

(1) The Company has an at-will employment agreement with Mr. Fox providing that upon a termination of his employment by the Company without cause, Mr. Fox would be entitled to six months' severance pay and immediate vesting of his unvested stock options.

(2) Consists of options granted under the Company's 2003 Stock Option Plan on July 15, 2003. These stock options vest pursuant to the following vesting schedule: 3,367,969 on July 15, 2003, then 1/21 per month until all stock options have vested. Does not include 5,987,500 options to purchase 5,987,500 shares of the Company's common stock from Jonathan Lei, the President, Chief Financial Officer, Secretary, and Chairman of the Company, for a purchase price of $0.08 per share (the "Lei Options"), of which 4,490,625 are vested. The remaining Lei Options vest monthly in equal increments over the next nine months.

Options Granted in Last Fiscal Year

         The following table sets forth information with respect to options to purchase common stock of the Company granted to the Company's executive officers during fiscal year 2003 and through July 15, 2003.


                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                                                                 Annual Rates of Stock
                                                                                                Price Appreciation for
                                                                                                      Option Term
                                                                                                      -----------
                                         Percent of Total
                                        Options Granted to     Exercise
                         Options           Employees in          Price        Expiration
Name                     Granted           Fiscal Year         per Share         Date              5%            10%
----                     -------           -----------         ---------         ----              --            ---

Brian Fox...........    5,987,000(1)          71.3%              $0.08    Four   years   from      $103,219      $222,285
Chief Technology                                                          the date of vesting
  Officer

-----------

(1)      These stock options vest pursuant to the  following  vesting  schedule:
         3,367,969 on July 15, 2003, then 1/21 per month until all stock options have vested. Does not include 5,987,500 options to purchase 5,987,500 shares of the Company's common stock owned by Jonathan Lei, the President, Chief Financial Officer, Secretary, and Chairman of the Company, for a purchase price of $0.08 per share (the "Lei Options"), of which 4,490,625 are vested. The remaining Lei Options vest monthly in equal increments over the next nine months.

FISCAL YEAR-END OPTION EXERCISES AND OPTION VALUES

         The following table sets forth information with respect to options to purchase common stock of the Company held by the Company's executive officers at July 15, 2003.

                                                                 Number of Unexercised                 Value of Unexercised
                                                                    Options Held at                    In-the-Money Options
                                                                     July 15, 2003                      at July 15, 2003(2)
                                                                     -------------                      -------------------

                           Shares
                          Acquired
Name                    Upon Exercise   Value Realized(1)   Exercisable       Unexercisable       Exercisable       Unexercisable

Brian Fox.............       -0-             -0-             3,367,969          2,619,531          $740,953           $576,297
Chief Technology
   Officer

-----------

(1) The value realized is the difference between the market price of the common stock on the date of exercise and the exercise price of the stock option.

(2) The value of unexercised "in-the-money" options is the difference between the market price of the common stock on July 15, 2003 ($0.30 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

EMPLOYMENT AGREEMENTS

         The Company has not entered into any employment agreements with its executive officers to date, other than the at-will employment agreement with Brian Fox as described in footnote one under "EXECUTIVE COMPENSATION-Summary

Compensation Table." The Company may enter into employment agreements with them in the future.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None.


                              INDEPENDENT AUDITORS

         Based upon the recommendation of the Audit Committee, the Board of Directors has authorized the firm of Rose, Snyder & Jacobs, independent certified public accountants, to serve as independent auditors for the fiscal year ended June 30, 2003.

                 SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

         Any proposal that a shareholder intends to present at the Company's 2004 Annual Meeting should be received at the Company's principal executive office no later than 120 days before the Company's next Annual Meeting which is scheduled for November 7, 2004. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

         Nominations for directors to be elected at the 2004 Annual Meeting, other than those made by the Board of Directors, should be submitted to the Secretary of the Company no later than 120 days before the Company's next Annual Meeting which is scheduled for November 7, 2004. The nomination should include the full name of the nominee and a description of the nominee's background in compliance with Regulation S-K of the reporting rules of the Securities and Exchange Commission.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO JONATHAN LEI, SECRETARY OF THE COMPANY, AT ROAMING MESSENGER, INC., 6144 CALLE REAL SUITE 200, SANTA BARBARA, CALIFORNIA 93117, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE.

                                    EXHIBIT A
                              STOCK OPTION PLAN FOR
                             ROAMING MESSENGER, INC.

                             ROAMING MESSENGER, INC.
                                STOCK OPTION PLAN
               FOR DIRECTORS, EXECUTIVE OFFICERS, AND EMPLOYEES OF
                 AND KEY CONSULTANTS TO ROAMING MESSENGER, INC.

         1. PURPOSE. The purpose of this Stock Option Plan is to promote the interests of Roaming Messenger, Inc. ("Company") and its shareholders by enabling it to offer stock options to better attract, retain, and reward directors, executive officers, and employees of and key consultants to the Company and any other future subsidiaries that may qualify under the terms of this Plan. The goal is to strengthen the mutuality of interests between those persons and the shareholders of the Company by providing those persons with a proprietary interest in pursuing the Company's long-term growth and financial success.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below.


         (a) "Board" means the Board of Directors of Roaming Messenger, Inc.

         (b) "Code" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall be deemed to be a reference to any successor provision of the Code.

         (c) "Committee" means the administrative committee of this Plan that is provided in Section 1 below.

         (d) "Common Stock" means the common stock of the Company or any security issued in substitution, exchange, or in lieu thereof.

         (e) "Company" means Roaming Messenger, Inc., a Nevada corporation, or any successor corporation. Except where the context indicates otherwise, the term "Company" shall include its Parent and Subsidiaries.

         (f) "Director" means any person who serves as a member of the Board of Directors of Roaming Messenger, Inc. "Outside Director" means any person who serves as a member of the Board of Directors of Roaming Messenger, Inc. and is not a full-time employee of Roaming Messenger, Inc. or its subsidiaries.

         (g) "Disabled" means permanent and total disability, as defined in Code
Section 22(e)(3).

         (h) "Employee" means any person who is employed by Roaming Messenger, Inc. or any Subsidiary or Parent of the Company on a full or part-time basis, so that they have income taxes withheld and are eligible to participate in employee benefits programs. Such person shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If employment upon expiration of leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified

Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (i) "Exchange Act" means the Securities Exchange Act of 1934.

         (j) "Fair Market Value" per share means, on any given date:

                  (1) The last sale price of the Common Stock on the National Association of Securities Dealers Automated Quotation National Market System ("NMS") or in case no such reported sale takes place, the average of the closing bid and ask prices on such date; or

                  (2) If not quoted on the NMS, the average of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system; or

                  (3) If not  quoted  on  any  system,  the  fair  market  value indicated by the last appraisal of the Company by a professional appraiser or certified public accounting firm; or

                  (4) If not quoted on any system or valued by appraisal, the fair market value determined by the Company's Board of Directors in good faith.

         (k) "Incentive Stock Option" means an option to purchase shares of Common Stock that is intended to be an incentive stock option within the meaning of Section 422 of the Code.

         (l)  "Insider"  means a person  who is  subject  to the  provisions  of
Section 16 of the Exchange Act.

         (m) "Key Consultant" means a person who is engaged by Roaming Messenger, Inc. or its Subsidiaries as a non-employee to perform tasks on a contractual basis over a sufficient period of time that he or she satisfies the eligibility criteria set forth by the Securities and Exchange Commission for a non-employee to participate in a registered stock option plan.

         (n) "Non-Qualified Stock Option" means any option to purchase shares of Common Stock that is not an Incentive Stock Option.

         (o) "Officer" is an employee of Roaming Messenger, Inc. or its Subsidiaries who is granted the authority to commit the corporation to binding agreements and to function as one of the executives of Roaming Messenger, Inc. or its Subsidiaries.

         (p) "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

         (q) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, as determined in accordance with the rules of
Section 424(e) of the Code.

         (r) "Participant" means a person who has been granted an Option.

         (s) "Plan" means this Roaming Messenger, Inc. Stock Option Plan for Directors, Executive Officers, and Employees of and Key Consultants to Roaming Messenger, Inc. and its Subsidiaries, as it may be amended from time to time.

         (t) "Securities Act" means the Securities Act of 1933, as amended.

         (u) "Severance" means, with respect to a Participant, the termination of the Participant's provision of services to the Company as an employee and officer and director and consultant, as the case may be, whether by reason of death, disability, or any other reason. A Participant who is on a leave of absence that exceeds ninety (90) days will be considered to have incurred a Severance on the ninety-first (91st) day of the leave of absence, unless the Participant's rights to reemployment or reappointment are guaranteed by statute or contract.

         (v) "Subsidiary" means any corporation or entity in which the Company, directly or indirectly, controls fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, as determined in accordance with the rules of Code Section 424(f).

         (w) "Ten Percent Shareholder" means any person who owns (after taking into account the constructive ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the stock of the Company.

         3. ADMINISTRATION.

         (a) This Plan shall be administered by a Committee appointed by the Board. The Board may remove members from, or add members to, the Committee at any time.

         (b) The Committee shall be composed of the members of the Compensation Committee of the Company's Board of Directors and any other members that the Board of Directors sees fit to appoint.

         (c) The Committee may conduct its meetings in person or by telephone. A majority of the members of the Committee shall constitute a quorum, and any action shall constitute action of the Committee if it is authorized by:

                  (i) A majority of the members present at any meeting; or

                  (ii) The unanimous consent of all of the members in writing without a meeting.

         (d) The Committee is authorized to interpret this Plan and to adopt rules and procedures relating to the administration of this Plan. All actions of the Committee in connection with the interpretation and administration of this Plan shall be binding upon all parties.

         (e) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority with regard to the granting of Options to Insiders.

         (f) Subject to the limitations of Section 13 below, the Committee is expressly authorized to make such modifications to this Plan as are necessary to effectuate the intent of this Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

         4. DURATION OF PLAN.

         (a) This Plan shall be effective as of July 10, 2003, the date of its adoption by the Board, provided this Plan is approved by the majority of the Company's shareholders, in accordance with the provisions of Code Section 422, on or prior to twelve (12) months after its adoption. In the event that this Plan is not so approved, this Plan shall terminate and any Options granted under this Plan shall be void and have no further effect.

         (b) This Plan shall terminate on July 10, 2013, except with respect to Options then outstanding.

         5. NUMBER OF SHARES.

         (a) The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be twenty five million (25,000,000) shares of Common Stock. This aggregate number may be adjusted from time to time as set forth in
Section 13 of this Plan.

         (b) Upon the expiration or termination of an outstanding Option which shall not have been exercised in full, any shares of Common Stock remaining unissued shall again become available for the granting of additional Options.

         6. ELIGIBILITY. Persons eligible for Options under this Plan shall be limited to the directors, executive officers, and employees of and key consultants to Roaming Messenger, Inc. and its Subsidiaries.

         7. FORM OF OPTIONS. Options granted under this Plan may be Incentive Stock Options or Non-Qualified Stock Options. Options shall be subject to the following terms and conditions:

         (a) Options may be granted under this Plan on such terms and in such form as the Committee may approve, including by not limited to the right to exercise Options on a cashless basis, which conditions shall not be inconsistent with the provisions of this Plan.

         (b) The exercise price per share of Common Stock purchasable under an Option shall be set forth in the Option. The exercise price of an option, determined on the date of the grant, shall be no less than:

                  (i) One hundred ten percent (110%) of the Fair Market Value of the Common Stock in the case of a Ten Percent Shareholder; or

                  (ii) One hundred percent (100%) of the Fair Market Value of the Common Stock in the case of any other employee.

         (c) An Option shall be exercisable at such time or times and be subject to such terms and conditions as may be set forth in the Option. Except in the case of Options granted to Officers, Directors, and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted.

         (d) The Committee may modify an existing Option, including the right to:

                  (i) Accelerate the right to exercise it;

                  (ii) Extend or renew it; or

                  (iii) Cancel it and issue a new Option.

         (e) No modification may be made pursuant to Paragraph (d) above to an Option that would impair the rights of the Participant holding the Option without his or her consent. Whether a modification of an existing Incentive Stock Option will be treated as the issuance of a new Incentive Stock Option will be determined in accordance with the rules of Section 424(h) of the Code.

         (f) Each Option shall be designated in the stock option agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds one hundred thousand dollars ($100,000) or such other limit as may be required by Code
Section 422, such Options shall be treated as Non-Qualified Stock Options. In the event the stock option agreement does not designate an Option as either an Incentive Stock Option or a Non-Qualified Stock Option, such Option shall be treated as an Incentive Stock Option to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the number of shares of Common Stock with respect to which such Option is exercisable for the first time by a Participant during any calendar year does not exceed one hundred thousand dollars ($100,000) or such other limit as may be required by Code Section 422.

         8. ISSUANCE OF OPTIONS.

         Stock Options will be granted from time to time in the future on the terms and conditions recommended by the Committee and approved by the Company's Board of Directors. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Committee, executed by the Company and the person to whom such Option is granted. The stock option agreement shall specify whether each Option it evidences is a Non-Qualified Stock Option or an Incentive Stock Option.

         9. VESTING REQUIREMENT AND PERFORMANCE THRESHOLD.

         The vesting requirements, performance thresholds and other terms and conditions of additional Options which may be granted under this Plan from time to time, if any, will be determined and approved by the Committee and Board of Directors; provided, that in all cases unvested Options will automatically expire and be canceled on the date of the Severance of an Employee or Insider who holds such Options.

         10. TERMINATION OF OPTIONS.

         (a) Except to the extent the terms of an Option require its prior termination, each Option shall terminate on the earliest of the following dates.

                  (i) The date which is ten (10) years from the date on which the Option is granted or five (5) years from the date of grant in the case of an Incentive Stock Option granted to a Ten Percent Shareholder.

                  (ii) If the Participant was Disabled at the time of Severance, the date of the Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is one (1) year from the date of the Severance, with respect to vested Options.

                  (iii) The date of Severance of the Participant to whom the Option was granted, with respect to unvested Options, and the date which is ninety (90) days from the date of the Severance of the Participant to whom the Option was granted, with respect to vested Options.

                  (iv) The date which is ninety (90) days after the death of the Participant, with respect to vested Options, and the date of death of the Participant, in the case of unvested Options.

                  (v) In the case of any Severance other than one described in Subparagraphs (ii) or (iii) above, the date of the Participant's Severance, with respect to unvested Options, and the date that is ninety (90) days from the date of the Participant's Severance, with respect to vested Options.

         11. NON-TRANSFERABILITY OF OPTIONS.

         (a) During the lifetime of the Participant, each Option is exercisable only by the Participant.

         (b) No Option under this Plan shall be assignable or transferable, except by will or the laws of descent and distribution.

         12. ADJUSTMENTS.

         (a) In the event of any change in the capitalization of the Company affecting its Common Stock (e.g., a stock split, reverse stock split, stock dividend, combination, recapitalization, or reclassification), the Committee shall authorize such adjustments as it may deem appropriate with respect to:

                  (i) The aggregate number of shares of Common Stock for which Options may be granted under this Plan;

                  (ii) The number of shares of Common Stock covered by each outstanding Option; and

                  (iii) The exercise price per share in respect of each outstanding Option.

         (b) The Committee may also make such adjustments in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

         13. Amendment and Termination. The Board may at any time amend or terminate this Plan. The Board may not, however, without the approval of the majority-in-interest of the shareholders of the Company, amend the provisions of this Plan regarding:

         (a) The  class of  individuals  entitled  to  receive  Incentive  Stock
Options.

         (b) The aggregate number of shares of Common Stock that may be issued under the Plan, except as provided in Section 12 of this Plan.

         (c) To the extent necessary to comply with Rule 16(b) under the Exchange Act, the Board may not make any amendment without approval of the majority-in-interest of the shareholders of the Company that would:

                  (i) Materially increase the aggregate number of shares of Common Stock which may be issued to Insiders (except for adjustments under Section 12 of this Plan);

                  (ii) Materially modify the requirements as to the eligibility of Insiders to participate; or

                  (iii) Materially increase the benefits accruing to Insiders under this Plan.

         14. TAX WITHHOLDING.

         (a) The Company shall have the right to take such actions as may be necessary to satisfy its tax withholding obligations relating to the operation of this Plan.

         (b) If Common Stock is used to satisfy the Company's tax withholding obligations, the stock shall be valued based on its Fair Market Value when the tax withholding is required to be made.

         15. NO ADDITIONAL RIGHTS.

         (a) The existence of this Plan and the Options granted hereunder shall not affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law.

         (b) Neither the adoption of this Plan nor the granting of any Option shall confer upon any Participant the right to continue performing services for the Company, nor shall it interfere in any way with the right of the Company to terminate the services of any Participant at any time, with or without cause.

         (c) No Participant shall have any rights as a shareholder with respect to any shares covered by an Option until the date a certificate for such shares has been issued to the Participant following the exercise of the Option.

         16.      SECURITIES LAW RESTRICTIONS.

         (a) No shares of Common Stock shall be issued under this Plan unless the Committee shall be satisfied that the issuance will be in compliance with applicable federal and state securities laws.

         (b) The Committee may require certain investment or other representations and undertakings by the Participant (or other person acquiring the right to exercise the Option by reason of the death of the Participant) in order to comply with applicable law.

         (c) Certificates for shares of Common Stock delivered under this Plan may be subject to such restrictions as the Committee may deem advisable. The Committee may cause a legend to be placed on the certificates to refer to these restrictions.

         17. EMPLOYMENT OR CONSULTING RELATIONSHIP. Nothing in the Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or any of its Parents or Subsidiaries to terminate any Participant's employment or consulting at any time, nor confer upon any Participant any right to continue in the employ of, or consult with, the Company or any of its Parents or Subsidiaries.

         18. MARKET STANDOFF. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during a specified period following the effective date of a registration statement of the Company filed under the Securities Act not to exceed six months; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such six month period.

         19. SHAREHOLDER'S AGREEMENT. Each Participant who acquires Common Stock through the exercise of Options, if so requested by the Company, shall execute a Shareholder's Agreement which provides for the disposition of the Common Stock in the event the Participant seeks to dispose of his Common Stock or incurs a Severance.

         20. INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify each member of the Board and of the Committee, as well as any other Employee of or Key Consultant to the Company with duties under this Plan, against expenses (including any amount paid in settlement) reasonably incurred by him or her in connection with any claims against him or her by reason of the performance of his or her duties under this Plan, unless the losses are due to the individual's gross negligence or lack of good faith.

         21. GOVERNING LAW. This Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California. The venue for any legal proceeding under this Plan will be in the appropriate forum in the County of Ventura, State of California.


Date: July 10, 2003                                  Roaming Messenger, Inc.,
                                                     a Nevada Corporation

                                                     By:/s/Jonathan Lei
                                                        ________________________
                                                       Jonathan Lei, President

                                    EXHIBIT B
                           STOCK OPTION AGREEMENT FOR
                             ROAMING MESSENGER, INC.

                        STOCK OPTION AGREEMENT UNDER THE
                             ROAMING MESSENGER, INC.
                                STOCK OPTION PLAN

         This Stock Option Agreement (the "Agreement") is dated as of ______ by and between Roaming Messenger, Inc., a Nevada corporation (the "Company"), and _____________ (the "Optionee") pursuant to the Company's 2003 Stock Option Plan for Directors, Executive Officers, Employees and Key Consultants of Roaming
Messenger, Inc. and its Subsidiaries (the "Plan"). For purposes of this Agreement, references to "Company" include its Parent and Subsidiaries (as those terms are defined in the Plan).

         Pursuant  to   authorization   by  the   Committee  of  the  Plan  (the
"Committee") appointed by the Board of Directors of the Company, the parties agree as follows:

         1. GRANT OF OPTION.

         The Company hereby grants to the Optionee the right (the "Option") to purchase all or any portion of ________________ (_______________) shares (the "Shares") of the Common Stock of the Company (the "Common Stock") at a purchase price of $______ per share (the "Option Price").

         2. TERM OF AGREEMENT.

         This Agreement shall terminate upon the earliest of the following events:

                  (a) _____ years from the date of vesting of the last Options to vest pursuant to this Agreement, but no longer than ten (10) years from the date of grant of the Option.

                  (b) In the case of the termination of the Optionee's position as an officer and director and employee and consultant of the Company, as the case may be, which results in a "Severance" as defined in
         Section 2(t) of the Plan, this Agreement shall terminate with respect to all unvested Options on the date of the Severance, and with respect to vested Options, the earlier of (i) _____ years from the date of vesting, but no longer than ten (10) years from the date of grant of the Option or (ii) one (1) year from the date of Severance if the Optionee was disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) at the time of his or her Severance, or (iii) ninety (90) days immediately subsequent to his or her Severance for any reason.

                  (c) The Optionee's Severance (whether by reason of death or otherwise) shall not accelerate the number of Shares with respect to which an Option may be exercised.

         3. EXERCISABILITY. The Option shall vest and be exercisable in accordance with the following schedule:

Name of Grantee                      Date of        Number of          Vesting         Exercise       Expiration
                                     Grant          Options            Schedule        Price          Date
---------------                      --------       ---------          --------        ---------      ----------




--------------------------------------------

(1) The exercise price is equal to the fair market value on the date of the issuance of the options. Each stock option will confer upon the holder the right to purchase one share of the Company's common stock for a price of $____ per share at any time from the vesting date to the expiration date.

         4. METHOD OF EXERCISING. This Option may be exercised by the Optionee upon delivery of the following documents to the Company at its principal executive offices:

                  (a) Written notice specifying the number of full Shares to be purchased;

                  (b) Payment of the full purchase price therefor in cash, by check, or in such other form of lawful consideration as the Committee may approve from time to time;

                  (c) Such agreements or undertakings that are required by the Committee pursuant to the Plan; and

                  (d)  Payment of any taxes which may be required.

         5.       ASSIGNMENTS.

                  (a) This Option shall be exercisable only by the Optionee during the Optionee's lifetime.

                  (b) The rights of the Optionee under this Agreement may not be assigned or transferred except by will or by the laws of descent and distribution.

         6. NO RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder of any Shares covered by this Option until the date a certificate for such Shares has been issued to him or her following the exercise of the Option.

         7. INTERPRETATION OF AGREEMENT.

                  (a) This Agreement is made under the provisions of the Plan and shall be interpreted in a manner consistent with it.

                  (b) Any provision in this Agreement inconsistent with the Plan shall be superseded and governed by the Plan. A copy of the Plan is attached hereto as Exhibit A.

         8. LEGENDS ON CERTIFICATES. The Optionee acknowledges that the certificates representing the Shares issued upon exercise of this Option may bear such legends and be subject to such restrictions on transfer as the Company may deem necessary to comply with all applicable state and federal securities laws and regulations.

         9. MARKET STANDOFF. The Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "Act"), shall not sell or otherwise transfer any shares of Common Stock acquired upon the exercise of the Option granted herein during the six month period following the effective date of a registration statement of the Company filed under the Act; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Act after the date of adoption of the Plan which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such six month period.

         10. INCENTIVE STOCK OPTION. To the extent permitted under Section 422 of the Internal Revenue Code of 1986, as amended, the stock options granted under this Agreement shall be designated as Incentive Stock Options, as that term is defined in the Plan. To the extent any stock options granted under this Agreement may not be designated as Incentive Stock Options, such stock options shall be designated as non-qualified stock options.

         11. NOTICES. Any notice to be given under the terms of this Agreement must be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee must be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

         12. BINDING EFFECT. This Agreement and any amendment hereto, will be binding upon the parties hereto, their successors, heirs, next of kin, executors, administrators, personal representatives, legal representatives, assignees, creditors, including receivers, and all other persons with notice or knowledge of the provisions hereof.

         13. CHOICE OF LAW AND VENUE. This Agreement is made and entered into in the State of California. It is the intention of the parties that this Agreement will be subject to and will be governed by and construed in accordance with the internal laws of the State of California without reference to its choice of law provisions. Any legal proceeding arising out of this Agreement will be brought only in a state of federal court of competent jurisdiction sitting in the County of San Diego, State of California, and all parties hereto agree that venue will lie therein and agree to submit themselves to the personal jurisdiction of such court.

         14. CONSTRUCTION. The captions contained in this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The language of this Agreement will be construed as to its fair meaning and not strictly for or against any party.

         15. SEVERABILITY. The provisions of this Agreement are independent of and severable from each other, and no provision will be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part. Further, if a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable as written, such court may interpret, construe, rewrite or revise such provision, to the fullest extent allowed by law, so as to make it valid and enforceable consistent with the intent of the parties hereto.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original as against any party hereto whose signature appears hereon, and all of which will together constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bears the signatures of all of the parties reflected hereon as the signatories.

         17. APPLICATION OF PLAN. The Company has delivered and the Optionee hereby acknowledges receipt of a copy of the Plan. The parties agree and acknowledge that the Option granted hereunder is granted pursuant to the Plan and subject to the terms and provisions thereof, and the rights of the Optionee are subject to modifications and termination in certain events as provided in the Plan.

         IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.

OPTIONEE: ______________________               ROAMING MESSENGER, INC.

By:                                            By:
   -----------------------------                  -----------------------------
                                                  Jonathan Lei, President

                                    EXHIBIT A
                             ROAMING MESSENGER, INC.
                             2003 STOCK OPTION PLAN